EXHIBIT 99.2

CARETRUST REIT, INC.

FIRST QUARTER 2020 FINANCIAL SUPPLEMENT



Expertise. Partnership. Growth.

Disclaimers

This supplement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that are not historical statements of fact and statements regarding our intent, belief or expectations, including, but not limited to, statements regarding future financial and financing positions, business and acquisition strategies, growth prospects, operating and financial performance, expectations regarding the making of distributions, payment of dividends, compliance with and changes in governmental regulations, and the performance of our operators and their respective facilities.

Words such as “anticipate,” “believe,” “could,” "expect,” “estimate,” “intend,” “may,” “plan,” “seek,” “should,” “will,” “would,” and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements, though not all forward-looking statements contain these identifying words. Our forward-looking statements are based on our current expectations and beliefs, and are subject to a number of risks and uncertainties that could lead to actual results differing materially from those projected, forecasted or expected. Although we believe that the assumptions underlying these forward-looking statements are reasonable, they are not guarantees and we can give no assurance that our expectations will be attained. Factors which could have a material adverse effect on our operations and future prospects or which could cause actual results to differ materially from expectations include, but are not limited to: (i) the COVID-19 pandemic and the measures taken to prevent its spread and the related impact on our business or the businesses of our tenants; (ii) the ability and willingness of our tenants to meet and/or perform their obligations under the triple-net leases we have entered into with them, including, without limitation, their respective obligations to indemnify, defend and hold us harmless from and against various claims, litigation and liabilities; (iii) the ability of our tenants to comply with applicable laws, rules and regulations in the operation of the properties we lease to them; (iv) the ability and willingness of our tenants to renew their leases with us upon their expiration, and the ability to reposition our properties on the same or better terms in the event of nonrenewal or in the event we replace an existing tenant, as well as any obligations, including indemnification obligations, we may incur in connection with the replacement of an existing tenant; (v) the availability of and the ability to identify (a) tenants who meet our credit and operating standards, and (b) suitable acquisition opportunities, and the ability to acquire and lease the respective properties to such tenants on favorable terms; (vi) the ability to generate sufficient cash flows to service our outstanding indebtedness; (vii) access to debt and equity capital markets; (viii) fluctuating interest rates; (ix) the ability to retain our key management personnel; (x) the ability to maintain our status as a real estate investment trust (“REIT”); (xi) changes in the U.S. tax law and other state, federal or local laws, whether or not specific to REITs; (xii) other risks inherent in the real estate business, including potential liability relating to environmental matters and illiquidity of real estate investments; and (xiii) any additional factors included under “Risk Factors” in Part II, Item 1A of the Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 and in our Annual Report on Form 10-K for the year ended December 31, 2019, including in the section entitled “Risk Factors” in Item 1A of Part I of such report, as such risk factors may be amended, supplemented or superseded from time to time by other reports we file with the SEC.

This supplement contains certain non-GAAP financial information relating to CareTrust REIT including EBITDA, Normalized EBITDA, FFO, Normalized FFO, FAD, Normalized FAD, and certain related ratios. Explanatory footnotes and a glossary explaining this non-GAAP information are included in this supplement. Reconciliations of these non-GAAP measures are also included in this supplement. Other financial information, including GAAP financial information, is also available on our website. Non-GAAP financial information does not represent financial performance under GAAP and should not be considered in isolation, as a measure of liquidity, as an alternative to net income, or as an indicator of any other performance measure determined in accordance with GAAP. You should not rely on non-GAAP financial information as a substitute for GAAP financial information, and should recognize that non-GAAP information presented herein may not compare to similarly-termed non-GAAP information of other companies (i.e., because they do not use the same definitions for determining any such non-GAAP information).

This supplement also includes certain information regarding operators of our properties (such as EBITDARM Coverage, EBITDAR Coverage, and Occupancy), most of which are not subject to audit or SEC reporting requirements. The operator information provided in this supplement has been provided by the operators. We have not independently verified this information, but have no reason to believe that such information is inaccurate in any material respect. We are providing this information for informational purposes only. The Ensign Group, Inc. ("Ensign") and Pennant Group, Inc. ("Pennant") are subject to the registration and reporting requirements of the SEC and are required to file with the SEC annual reports containing audited financial information and quarterly reports containing unaudited financial information. Ensign’s and Pennant's financial statements, as filed with the SEC, can be found at the SEC's website at www.sec.gov.

This supplement provides information about our financial results as of and for the quarter ended March 31, 2020 and is provided as of the date hereof, unless specifically stated otherwise. We expressly disclaim any obligation to update or revise any information in this supplement (including forward-looking statements), whether to reflect any change in our expectations, any change in events, conditions or circumstances, or otherwise.

As used in this supplement, unless the context requires otherwise, references to “CTRE,” “CareTrust,” “CareTrust REIT” or the “Company” refer to CareTrust REIT, Inc. and its consolidated subsidiaries. GAAP refers to generally accepted accounting principles in the United States of America.

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Expertise. Partnership. Growth.

Table of Contents

Company Profile	**3**
CareTrust at a Glance	**4**
Investments	**5**
Portfolio Overview	
Top 10 Tenants Lease Coverage	6
Portfolio Performance	7
Tenant Summary	8
Rent Diversification by Tenant	9
Geographic Diversification	10
Rent Diversification by State	11
Lease Maturities	12
Financial Overview	
Consolidated Income Statements	14
Reconciliation of EBITDA, FFO and FAD	15
Consolidated Balance Sheets	17
Key Debt Metrics	18
Debt Summary	19
2020 Guidance	20
Equity Capital Transactions	21
Other Financial Highlights	22
Glossary	**23**

Contact Information

CareTrust REIT, Inc.
905 Calle Amanecer, Suite 300
San Clemente, CA 92673
(949) 542-3130 | ir@caretrustreit.com
www.caretrustreit.com

Transfer Agent
Broadridge Corporate Issuer Solutions
P.O. Box 1342
Brentwood, NY 11717
(800) 733-1121 | shareholder@broadridge.com

Company Profile

CareTrust REIT is a self-administered, publicly-traded real estate investment trust engaged in the ownership, acquisition, development and leasing of seniors housing and healthcare-related properties. CareTrust REIT generates revenues primarily by leasing properties to a diverse group of local, regional and national seniors housing operators, healthcare services providers, and other healthcare-related businesses.

Since its debut as a standalone public company on June 1, 2014, and as of May 7, 2020, CareTrust REIT has expanded its tenant roster to 23 operators, and has grown its real estate portfolio to 212 net-leased healthcare properties and one operated seniors housing property across 28 states, consisting of 21,652 operating beds/units. As of May 7, 2020, we also had three mortgage loans receivable.

Management

Greg Stapley
Chairman and Chief Executive Officer

Bill Wagner
Chief Financial Officer

Dave Sedgwick
Chief Operating Officer

Mark Lamb
Chief Investment Officer

Board of Directors

Greg Stapley
Chairman

Diana Laing

Jon Kline

Allen Barbieri

Spencer Plumb

Analyst Coverage

KeyBanc Capital Markets
Jordan Sadler | (917) 318-2280

Raymond James
Jonathan Hughes | (727) 567-2438

Wells Fargo Securities
Todd Stender | (562) 637-1371

RBC Capital Markets
Michael Carroll | (440) 715-2649

Mizuho Financial Group
Omotayo Okusanya | (646) 949-9672

BMO Capital Markets
John Kim | (212) 885-4115

CapitalOne Securities
Dan Bernstein | (571) 835-7202

Barclays
Steve Valiquette | (212) 526-5496

Berenberg
Connor Siversky | (646) 949-9037

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Expertise. Partnership. Growth.

At a Glance

CareTrust REIT, Inc.
Nasdaq: CTRE

Market Data
(as of March 31, 2020)
Closing Price: $14.79
52 Week Range: $25.54– $7.16
Market Cap: $1,416M
Enterprise Value: $1,967M
Outstanding Shares: 95.7M

Credit Ratings

S&P
Corporate Rating: BB- (stable)
Senior Unsecured Notes: BB

Moody's
Corporate Rating: Ba2 (negative)
Senior Unsecured Notes: Ba2



212 Properties

28 States

23 Operators

21,652 Operating Beds/Units

$1,719.7 M Investments

Note:
Amounts are as of March 31, 2020 and exclude our one operated seniors housing property and three mortgage loans receivable.

4

Investments

(dollars in thousands)

Date	Operator	Property Type	Location	Facilities		Initial Investment[1]	Initial Operating Beds/Units[2]		Cost per Bed/Unit[3]		Initial Rent[4]	Initial Yield[5]
6/1/2014	The Ensign Group	ALF, SNF, Campus	Various	94	$	501,673	10,053	$	50	$	56,000	N/A
2014 Investments				**6**		**33,609**	**157**		**166**		**3,076**	**9.2 %**
2015 Investments				**20**		**233,028**	**1,840**		**127**		**22,263**	**9.6 %**
2016 Investments				**35**		**288,023**	**2,800**		**101**		**26,084**	**9.1 %**
2017 Investments				**36**		**309,805**	**3,324**		**92**		**28,000**	**9.0 %**
2018 Investments				**12**		**111,950**	**1,103**		**101**		**9,955**	**8.9 %**
2019 Investments				**27**		**340,884**	**3,348**		**113**		**30,168**	**8.8 %**
01/17/2020	Cascadia Healthcare	SNF	ID	1		18,675	99		189		1,669	8.9 %
02/12/2020	Bayshire, LLC	ALF	UT	1		7,396	62		119		590	8.0 %
2020 Investments				**2**		**26,071**	**161**		**162**		**2,259**	**8.7 %**
Total Post Spin-off Investments[6]				138		1,343,370	12,733		108		121,805	**9.1 %**
Total Investments[6]				232	$	1,845,043	22,786	$	82	$	177,805	

Notes:

[1] Initial Investment for pre-spin properties represents Ensign's and Pennant's gross book value. Initial Investment for post-spin properties represents CareTrust REIT's purchase price and transaction costs.

[2] Initial Operating Beds/Units as of the acquisition date.

[3] Cost per Bed/Unit excludes any preferred equity investments and mortgage loans receivable.

[4] Initial Rent represents the annualized acquisition-date cash rent or deferred interest income on any preferred equity investments and excludes ground lease income.

[5] Initial Yield represents Initial Rent divided by Initial Investment.

[6] All amounts exclude our one operated seniors housing property and, except as otherwise indicated, include any preferred equity investments and mortgage loans receivable.

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Expertise. Partnership. Growth.

Top 10 Tenants Lease Coverage

(dollars in thousands)

		As of March 31, 2020[1]			Twelve Months Ended December 31, 2019[1]	
	Primary Facility Type	Number of CTRE Properties	Rent[2]	% of Annualized Total Rent	EBITDAR Coverage[3]	EBITDARM Coverage[3]
1 The Ensign Group	Skilled Nursing	85	$ 53,367	32.1 %	2.83x	3.58x
2 Priority Management Group	Skilled Nursing	15	27,518	16.6 %	1.44x	1.75x
3 Cascadia Healthcare	Skilled Nursing	13	11,321	6.8 %	1.59x	2.07x
4 Providence Group	Skilled Nursing	8	10,029	6.0 %	1.11x	1.53x
5 The Pennant Group	Seniors Housing	11	7,831	4.7 %	1.33x	1.55x
6 Covenant Care	Skilled Nursing	6	6,719	4.0 %	1.52x	2.08x
7 Eduro Healthcare, LLC	Skilled Nursing	6	6,604	4.0 %	1.17x	1.64x
8 Premier Senior Living Group	Seniors Housing	8	6,290	3.8 %	0.77x	0.90x
9 WLC Management	Skilled Nursing	8	4,833	2.9 %	2.09x	2.53x
10 Trio Healthcare	Skilled Nursing	7	4,676	2.8 %	1.01x	1.48x
Total Top 10 Tenants		**167**	**$ 139,188**	**83.7 %**	**1.95x**	**2.48x**
All Other Tenants		**45**	**$ 27,043**	**16.3 %**	**1.03x**	**1.46x**
Total		**212**	**$ 166,231**	**100.0 %**	**1.83x**	**2.34x**

Notes:

[1] All amounts exclude our one operated seniors housing property and three mortgage loans receivable.

[2] Rent represents March 2020 rent, annualized, or based on the initial cash rents annualized, and excludes ground lease income. Additionally, if a lease was entered into, amended or restructured subsequent to March 31, 2020, the new contractual cash rent is used.

[3] EBITDAR Coverage and EBITDARM Coverage include information provided by our tenants. We have not independently verified this information, but have no reason to believe that such information is inaccurate in any material respect. Coverage metrics are based on contractual cash rents in place during the period presented unless a lease has been entered into, amended or restructured and the new contractual rent is used. EBITDAR includes a 5% management fee.

See "Glossary" for additional information.

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Portfolio Performance

(dollars in thousands)

Asset Type	Facilities	Operating Beds/Units	Investment [1]	% of Total Investment	Rent [2]	% of Total Rent	Current Yield [3]
			As of March 31, 2020				
Skilled Nursing	153	15,905	$1,237,906	72.0%	$120,685	72.6%	9.7%
Multi-Service Campus	18	2,460	238,800	13.9%	20,334	12.2%	8.5%
Seniors Housing	41	3,287	242,982	14.1%	25,212	15.2%	10.4%
Total Net-Leased Assets [4]	212	21,652	$1,719,688	100.0%	$166,231	100.0%	9.7%

(dollars in thousands)

Asset Type	Facilities	Operating Beds/Units	Investment [1]	% of Total Investment	Rent [5]	% of Total Rent	Current Yield [3]
			As of December 31, 2019				
Skilled Nursing	152	15,782	$1,218,374	72.1%	$118,644	72.7%	9.7%
Multi-Service Campus	18	2,460	237,191	14.0%	19,992	12.3%	8.4%
Seniors Housing	40	3,241	235,335	13.9%	24,517	15.0%	10.4%
Total Net-Leased Assets [6]	210	21,483	$1,690,900	100.0%	$163,153	100.0%	9.6%

Notes:

[1] Investment for pre-spin properties represents Ensign's and Pennant's gross book value. Investment for post-spin properties represents CareTrust REIT's cumulative capital investment. Capital investment includes purchase price, transaction costs and landlord-funded capital expenditures, if any.

[2] Rent represents March 2020 rent, annualized, or based on the initial cash rents annualized, and excludes ground lease income. Additionally, if a lease was entered into, amended or restructured subsequent to March 31, 2020, the new contractual cash rent is used.

[3] Current Yield represents Rent divided by Investment.

[4] All amounts exclude our one operated seniors housing property and three mortgage loans receivable.

[5] Rent represents December 2019 rent, annualized, or based on the initial cash rents annualized, and excludes ground lease income. Additionally, if a lease was entered into, amended or restructured subsequent to December 31, 2019, the new contractual cash rent is used.

[6] All amounts exclude our one operated seniors housing property, one preferred equity investment and two mortgage loans receivable. Additionally, amounts exclude properties classified as held for sale as of December 31, 2019.

See "Glossary" for additional information.

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Tenant Summary

Top Five Tenants by Rent

ENSIGN GROUP

The Ensign Group (Nasdaq: ENSG) is a publicly-traded, nationwide operator including skilled nursing and assisted living services, and other rehabilitative and healthcare services at 225 healthcare facilities and campuses, 85 of which are owned by CareTrust REIT.

www.ensigngroup.net

PRIORITY MANAGEMENT

Priority Management Group is a privately-held, Dallas-based healthcare company which operates 26 post-acute facilities in Texas and Louisiana, 15 of which are owned by CareTrust REIT.

www.prioritymgt.com

CASCADIA SERVICES

Cascadia Healthcare is a privately-held, Idaho-based post-acute healthcare company which operates 16 post-acute facilities in Idaho, Oregon, Washington, and Montana, 13 of which are owned by CareTrust REIT.

www.cascadiahc.com

PROVIDENCE GROUP

Providence Group is a privately-held, Utah-based post-acute healthcare company which operates 70 skilled nursing and seniors housing facilities, 8 of which are owned by CareTrust REIT.

www.providencegrouphc.com

PENNANT GROUP

The Pennant Group, Inc. (Nasdaq: PNTG) is publicly-traded holding company of independent operating subsidiaries which provide healthcare services through 63 home health and hospice agencies and 52 senior living communities, 11 of which are owned by CareTrust REIT.

www.pennantgroup.com

Run-Rate Rent Concentration[1]

March 31, 2020



Pennant 4.7%
PMG 16.6%
Cascadia 6.8%
Providence 6.0%
Ensign 32.1%
Others 33.8%

December 31, 2019[2]



Pennant 4.8%
PMG 16.8%
Cascadia 5.9%
Providence 6.1%
Ensign 32.7%
Others 33.7%

December 31, 2018



Trillium 8.1%
PMG 7.7%
Trio 6.0%
Cascadia 5.5%
Ensign 40.5%
Others 32.2%

December 31, 2017



Trillium 8.7%
PMG 8.1%
Pristine 6.9%
Cascadia 6.0%
Ensign 44.1%
Others 26.2%

Note:

[1] All amounts exclude our one operated seniors housing property and three mortgage loans receivable.

[2] Amounts exclude properties classified as held for sale.

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Expertise. Partnership. Growth.

Rent Diversification by Tenant

(dollars in thousands)

	As of March 31, 2020[1]					
	Facilities	Operating Beds/Units	Investment[2]	% of Total Investment	Rent[3]	% of Total Rent
1 The Ensign Group	85	8,874	451,126	26.2 %	$ 53,367	32.1 %
2 Priority Management Group	15	2,145	299,221	17.4 %	27,518	16.6 %
3 Cascadia Healthcare	13	1,112	121,335	7.1 %	11,321	6.8 %
4 Providence Group	8	1,067	127,759	7.4 %	10,029	6.0 %
5 The Pennant Group	11	1,193	57,165	3.3 %	7,831	4.7 %
Total Top 5 Tenants	**132**	**14,391**	**1,056,606**	**61.4 %**	**110,066**	**66.2 %**
6 Covenant Care	6	791	69,904	4.1 %	6,719	4.0 %
7 Eduro Healthcare, LLC	6	752	70,760	4.1 %	6,604	4.0 %
8 Premier Senior Living Group	8	385	68,564	4.0 %	6,290	3.8 %
9 WLC Management	8	772	46,363	2.7 %	4,833	2.9 %
10 Trio Healthcare	7	672	89,542	5.2 %	4,676	2.8 %
Total Top 10 Tenants	**167**	**17,763**	**1,401,739**	**81.5 %**	**139,188**	**83.7 %**
All Other Tenants	**45**	**3,889**	**317,949**	**18.5 %**	**27,043**	**16.3 %**
Total	**212**	**21,652**	**$ 1,719,688**	**100.0 %**	**$ 166,231**	**100.0 %**

Notes:

[1] All amounts exclude our one operated seniors housing property and three mortgage loans receivable.

[2] Investment for pre-spin properties represents Ensign's and Pennant's gross book value. Investment for post-spin properties represents CareTrust REIT's cumulative capital investment. Capital investment includes purchase price, transaction costs and landlord-funded capital expenditures, if any.

[3] Rent represents March 2020 rent, annualized, or based on the initial cash rents annualized and excludes ground lease income. Additionally, if a lease was entered into, amended or restructured subsequent to March 31, 2020, the new contractual cash rent is used.

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Geographic Diversification



1 ALF
11 SNFs
1 SNF
16 SNFs
1 Campus
1 SNF
1 SNF
1 SNF
2 ALFs
3 ALFs
4 ALFs
2 ALFs
1 SNF
3 ALFs
10 SNFs
3 SNFs
2 Campuses
13 SNFs
2 Campuses
1
Campus
7
SNFs
1 ALF
9 SNFs
4 Campuses
1
Campus
5 ALFs
1 ALF
5 ALFs
25 SNFs
4 Campuses
2 ALFs
5 SNFs
3 ALFs
8 SNFs
1 SNF
2 ALFs
1
SNF
3 ALFs
32 SNFs
2 Campuses
7
SNFs
1 Campus
4 ALFs

Notes: Numbers are as of March 31, 2020 and exclude our one operated seniors housing property and three mortgage loans receivable.

212 NNN Facilities

23 Operator Relationships

28 States

Top Five States

Run-Rate Rent



TX 19.5%
CA 21.5%
LA 9.6%
AZ 7.5%
ID 8.1%
Others 33.8%

Investment



TX 18.2%
CA 18.9%
LA 10.3%
AZ 3.5%
ID 8.0%
Others 41.1%

Beds/Units



TX 21.0%
CA 18.5%
LA 5.4%
AZ 6.1%
ID 6.7%
Others 42.3%

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Rent Diversification by State

CareTrust REIT

(dollars in thousands)

	As of March 31, 2020[1]					
Net-Leased Assets by State	**Facilities**	**Operating Beds/Units**	**Investment[2]**	**% of Total Investment**	**Rent[3]**	**% of Total Rent**
1 California	34	4,015	$ 324,762	18.9 %	$ 35,674	21.5 %
2 Texas	37	4,557	312,551	18.2 %	32,374	19.5 %
3 Louisiana	8	1,164	177,623	10.3 %	15,972	9.6 %
4 Idaho	17	1,457	136,768	8.0 %	13,386	8.1 %
5 Arizona	11	1,328	60,753	3.5 %	12,461	7.5 %
Top 5 States	**107**	**12,521**	**1,012,457**	**58.9 %**	**109,867**	**66.2 %**
6 Ohio	13	1,270	155,825	9.1 %	7,981	4.8 %
7 Utah	13	1,374	85,056	4.9 %	7,330	4.4 %
8 Colorado	7	785	60,435	3.5 %	5,567	3.3 %
9 Washington	12	1,082	61,730	3.6 %	5,145	3.1 %
10 Illinois	8	772	46,363	2.7 %	4,833	2.9 %
Top 10 States	**160**	**17,804**	**1,421,866**	**82.7 %**	**140,723**	**84.7 %**
All Other States	**52**	**3,848**	**297,822**	**17.3 %**	**25,508**	**15.3 %**
Total	**212**	**21,652**	**$ 1,719,688**	**100.0 %**	**$ 166,231**	**100.0 %**

Notes:

[1] All amounts exclude our one operated senior housing property and three mortgage loans receivable.

[2] Investment for pre-spin properties represents Ensign's and Pennant's gross book value. Investment for post-spin properties represents CareTrust REIT's cumulative capital investment. Capital investment includes purchase price, transaction costs and landlord-funded capital expenditures, if any.

[3] Rent represents March 2020 rent, annualized, or based on the initial cash rents annualized and excludes ground lease income. Additionally, if a lease was entered into, amended or restructured subsequent to March 31, 2020, the new contractual cash rent is used.

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Lease Maturities

(dollars in thousands)

As of March 31, 2020[1]

Lease Maturity Year[2]	Investment[3]	% of Total Investment	Rent[4]	% of Total Rent
2026	48,988	2.8 %	5,237	3.2 %
2027	41,896	2.4 %	4,894	2.9 %
2028	68,193	4.0 %	7,568	4.6 %
2029	149,375	8.7 %	12,284	7.4 %
2030	190,540	11.1 %	16,147	9.7 %
2031	556,544	32.4 %	52,561	31.6 %
2032	208,443	12.1 %	19,581	11.8 %
2033	210,393	12.2 %	22,954	13.8 %
2034	245,316	14.3 %	25,005	15.0 %
Total	$ 1,719,688	100.0 %	$ 166,231	100.0 %



Providence Orangetree (Riverside, CA)

Notes:

[1] All amounts exclude our one operated senior housing property and three mortgage loans receivable.

[2] Lease Maturity Year represents the scheduled expiration year of the primary term of the lease and does not include tenant extension options, if any.

[3] Investment for pre-spin properties represents Ensign's and Pennant's gross book value. Investment for post-spin properties represents CareTrust REIT's cumulative capital investment. Capital investment includes purchase price, transaction costs and landlord-funded capital expenditures, if any.

[4] Rent represents March 2020 rent, annualized, or based on the initial cash rents annualized and excludes ground lease income. Additionally, if a lease was entered into, amended or restructured subsequent to March 31, 2020, the new contractual cash rent is used.


% of Rent
3.2%
2.9%
4.6%
7.4%
9.7%
31.6%
11.8%
13.8%
15.0%
2026
2027
2028
2029
2030
2031
2032
2033
2034
Lease Maturity Year

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�

Consolidated Income Statements

(amounts in thousands, except per share data)

	Three Months Ended March 31,	
	2020	2019
Revenues:		
Rental income	$ 42,464	$ 38,347
Independent living facilities	625	860
Interest and other income	1,251	451
Total revenues	44,340	39,658
Expenses:		
Depreciation and amortization	13,160	11,902
Interest expense	6,714	6,860
Property taxes	485	826
Independent living facilities	546	707
General and administrative	4,054	3,310
Total expenses	24,959	23,605
Other loss:		
Loss on sale of real estate	(56)	—
Net income	$ 19,325	$ 16,053
Earnings per common share:		
Basic	$ 0.20	$ 0.18
Diluted	$ 0.20	$ 0.18
Weighted-average number of common shares:		
Basic	95,161	88,010
Diluted	95,161	88,010
Dividends declared per common share	$ 0.25	$ 0.225

Note:
Prior to the adoption of the ASU 842, we recognized tenant recoveries as tenant reimbursement revenues regardless of whether the third party was paid by the lessor or lessee. We recognized property taxes of $0.8 million for each of the three months ended March 31, 2020 and 2019, which were payable by us directly to third parties and classified as rental income on our condensed consolidated income statement.

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Expertise. Partnership. Growth.

Reconciliation of EBITDA, FFO and FAD

CareTrust REIT

(amounts in thousands, except per share data)	Quarter Ended March 31, 2019	Quarter Ended June 30, 2019	Quarter Ended September 30, 2019	Quarter Ended December 31, 2019	Quarter Ended March 31, 2020
Net income (loss)	$ 16,053	$ 19,698	$ (10,054)	$ 20,662	$ 19,325
Depreciation and amortization	11,902	13,437	13,420	13,063	13,160
Interest expense	6,860	7,285	7,064	6,916	6,714
Amortization of stock-based compensation	994	1,147	981	982	884
EBITDA	35,809	41,567	11,411	41,623	40,083
Impairment of real estate investments	—	—	16,692	—	—
Provision for loan losses	—	—	1,076	—	—
Provision for doubtful accounts and lease restructuring	—	—	12,471	464	—
Property operating expenses	—	—	218	(84)	(217)
(Gain) loss on sale of real estate	—	—	(217)	(1,560)	56
Normalized EBITDA	$ 35,809	$ 41,567	$ 41,651	$ 40,443	$ 39,922
Net income (loss)	$ 16,053	$ 19,698	$ (10,054)	$ 20,662	$ 19,325
Real estate related depreciation and amortization	11,884	13,421	13,404	13,046	13,144
Impairment of real estate investments	—	—	16,692	—	—
(Gain) loss on sale of real estate	—	—	(217)	(1,560)	56
Funds from Operations (FFO)	27,937	33,119	19,825	32,148	32,525
Provision for loan losses	—	—	1,076	—	—
Provision for doubtful accounts and lease restructuring	—	—	12,471	464	—
Property operating expenses	—	—	218	(84)	(217)
Normalized FFO	$ 27,937	$ 33,119	$ 33,590	$ 32,528	$ 32,308

See Glossary for additional information.

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Expertise. Partnership. Growth.

Reconciliation of EBITDA, FFO and FAD

(continued)

(amounts in thousands, except per share data)	Quarter Ended March 31, 2019	Quarter Ended June 30, 2019	Quarter Ended September 30, 2019	Quarter Ended December 31, 2019	Quarter Ended March 31, 2020
Net income (loss)	$ 16,053	$ 19,698	$ (10,054)	$ 20,662	$ 19,325
Real estate related depreciation and amortization	11,884	13,421	13,404	13,046	13,144
Amortization of deferred financing fees	541	487	488	487	487
Amortization of stock-based compensation	994	1,147	981	982	884
Straight-line rental income	(463)	(474)	(546)	98	(26)
Impairment of real estate investments	—	—	16,692	—	—
(Gain) loss on sale of real estate	—	—	(217)	(1,560)	56
Funds Available for Distribution (FAD)	29,009	34,279	20,748	33,715	33,870
Provision for loan losses	—	—	1,076	—	—
Provision for doubtful accounts and lease restructuring	—	—	12,471	464	—
Property operating expenses	—	—	218	(84)	(217)
Normalized FAD	$ 29,009	$ 34,279	$ 34,513	$ 34,095	$ 33,653
FFO per share	$ 0.32	$ 0.35	$ 0.21	$ 0.34	$ 0.34
Normalized FFO per share	$ 0.32	$ 0.35	$ 0.35	$ 0.34	$ 0.34
FAD per share	$ 0.33	$ 0.36	$ 0.22	$ 0.35	$ 0.36
Normalized FAD per share	$ 0.33	$ 0.36	$ 0.36	$ 0.36	$ 0.35
Diluted weighted average shares outstanding [1]	88,266	94,292	95,313	95,340	95,306

[1] For the periods presented, the diluted weighted average shares have been calculated using the treasury stock method. *See Glossary for additional information.*

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Consolidated Balance Sheets

(dollars in thousands)	March 31, 2020	December 31, 2019
Assets:		
Real estate investments, net	$ 1,429,525	$ 1,414,200
Other real estate investments, net	61,753	33,300
Assets held for sale, net	—	34,590
Cash and cash equivalents	23,937	20,327
Accounts and other receivables, net	1,798	2,571
Prepaid expenses and other assets	11,427	10,850
Deferred financing costs, net	2,778	3,023
Total assets	$ 1,531,218	$ 1,518,861
Liabilities and Equity:		
Senior unsecured notes payable, net	$ 296,100	$ 295,911
Senior unsecured term loan, net	198,766	198,713
Unsecured revolving credit facility	75,000	60,000
Accounts payable and accrued liabilities	15,476	14,962
Dividends payable	24,083	21,684
Total liabilities	609,425	591,270
Equity:		
Common stock	952	951
Additional paid-in capital	1,161,797	1,162,990
Cumulative distributions in excess of earnings	(240,956)	(236,350)
Total equity	921,793	927,591
Total liabilities and equity	$ 1,531,218	$ 1,518,861

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Key Debt Metrics

Net Debt to Normalized EBITDA [1][2]



4.4
4.5
4.6
4.1
3.5
3.3
3.3
3.3
3.4
3.3
3.5
9/30/2017
12/31/2017
3/31/2018
6/30/2018
9/30/2018
12/31/2018
3/31/2019
6/30/2019
09/30/2019
12/31/2019
3/31/2020

Net Debt to Enterprise Value [3]



24.7%
30.5%
36.5%
28.8%
24.2%
22.3%
18.1%
19.1%
19.9%
21.2%
28.0%
9/30/2017
12/31/2017
3/31/2018
6/30/2018
9/30/2018
12/31/2018
3/31/2019
6/30/2019
9/30/2019
12/31/2019
3/31/2020

[1] Net Debt to Normalized EBITDA compares total debt as of the last day of the quarter to the annualized Normalized EBITDA for the quarter.

[2] See "Financials & Filings - Quarterly Results" on the Investors section of our website at http://investor.caretrustreit.com for reconciliations of Normalized EBITDA to the most directly comparable GAAP measure for the periods presented.

[3] Net Debt to Enterprise Value compares total debt as of the last day of the quarter to CareTrust REIT's Enterprise Value as of the last day of the quarter. *See "Glossary" for additional information.*



The Cottages





Cottages at White Bear Lake (White Bear Lake, MN)

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Expertise. Partnership. Growth.

Debt Summary

(dollars in thousands)

Debt	Interest Rate	Maturity Date		March 31, 2020 Principal	% of Principal		Deferred Loan Costs			Net Carrying Value
Fixed Rate Debt										
Senior unsecured notes payable	5.250 %	2025	$	300,000	52.2 %	$	(3,900)		$	296,100
Floating Rate Debt										
Senior unsecured term loan	2.276 % [1]	2026		200,000	34.8 %		(1,234)			198,766
Unsecured revolving credit facility	1.983 % [2]	2024	[3]	75,000	13.0 %		—	[4]		75,000
	2.196 %			275,000	47.8 %		(1,234)			273,766
Total Debt	3.789 %		$	575,000	100.0 %	$	(5,134)		$	569,866



Debt Maturity Schedule
Principal
$75,000
$300,000
$200,000
2020
2021
2022
2023
2024
2025
2026
Debt Maturity Year

Notes:

[1] Funds can be borrowed at applicable LIBOR plus 1.50% to 2.20% or at the Base Rate (as defined) plus 0.50% to 1.20%.

[2] Funds can be borrowed at applicable LIBOR plus 1.10% to 1.55% or the Base Rate (as defined) plus 0.10% to 0.55%.

[3] Maturity date assumes exercise of two, 6-month extension options.

[4] Deferred financing fees are not shown net for the unsecured revolving credit facility and are included in assets on the balance sheet.

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2020 Guidance

(shares in thousands)	Full Year 2020 Guidance[1] Low		Full Year 2020 Guidance[1] High	
Net income	$	0.76	$	0.78
Real estate related depreciation and amortization		0.56		0.56
Funds from Operations (FFO)		1.32		1.34
Normalized FFO	$	1.32	$	1.34
Net income	$	0.76	$	0.78
Real estate related depreciation and amortization		0.56		0.56
Amortization of deferred financing fees		0.02		0.02
Amortization of stock-based compensation		0.04		0.04
Straight-line rental income		0.00		0.00
Funds Available for Distribution (FAD)		1.38		1.40
Normalized FAD	$	1.38	$	1.40
Weighted average shares outstanding:				
Diluted		95,557		95,557

Notes:
[1] This guidance assumes and includes (i) all investments, dispositions and loan repayments made to date, (ii) no new acquisitions, dispositions, new loans or loan repayments beyond those completed or announced to date, (iii) no new debt incurrences or new equity issuances, and (iv) estimated 1.75% CPI-based rent escalators under CareTrust's long-term net leases. It does not contemplate future negative impacts, if any, that are related to the COVID-19 pandemic, which are highly uncertain and cannot be predicted at this time. *See "Glossary" for additional information.*

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Expertise. Partnership. Growth.

Equity Capital Transactions

Follow-On Equity Offering Activity

	2015	2016 Q1	2016 Q2	2016 Q3	2016 Q4	2016 Total	2019[2]
Number of Shares (000s)	16,330	—	9,775	—	6,325	16,100	6,641
Public Offering Price per Share	$ 10.50	$ —	$ 11.35	$ —	$ 13.35	$ 12.14 [1]	$ 23.35
Gross Proceeds (000s)	$ 171,465	$ —	$ 110,946	$ —	$ 84,439	$ 195,385	$ 155,073

At-the-Market Offering Activity

	2016	2017	2018	2019	2020[3] Q1
Number of Shares (000s)	924	10,574	10,265	2,459	—
Average Price per Share	$ 15.31	$ 16.43	$ 17.76	$ 19.48	$ —
Gross Proceeds (000s)	$ 14,147	$ 173,760	$ 182,321	$ 47,893	$ —

Notes:

[1] Represents average offering price per share for follow-on equity offerings.

[2] On April 15, 2019, we completed an underwritten public offering pursuant to which we sold 6,641,250 shares of our common stock, par value $0.01 per share, at an initial price to the public of $23.35, including 866,250 shares of common stock sold pursuant to the full exercise of an option to purchase additional shares of common stock granted to the underwriters, resulting in approximately $149.0 million in net proceeds, after deducting the underwriting discount and offering expenses.

[3] In connection with the entry into the equity distribution agreement and the commencement of the new $500.0 million ATM Program in March 2020 (the "New ATM Program") our "at-the-market" equity offering program pursuant to our prior equity distribution agreement, dated as of March 4, 2019, was terminated (the "Prior ATM Program"). There was no Prior ATM Program or New ATM Program activity for the three months ended March 31, 2020. As of March 31, 2020, CareTrust REIT had $500.0 million available for future issuances under the New ATM Program.

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Expertise. Partnership. Growth.

Other Financial Highlights

CareTrust REIT

Dividend History



$0.185
$0.205
$0.205
$0.205
$0.205
$0.225
$0.225
$0.225
$0.225
$0.25
12/31/2017
3/31/2018
6/30/18
9/30/18
12/31/2018
3/31/2019
6/30/2019
9/30/2019
12/31/2019
3/31/2020

Normalized FFO Payout Ratio [1][2]



59.7%
64.1%
64.1%
64.1%
64.1%
70.3%
64.3%
64.3%
66.2%
73.5%
12/31/2017
3/31/2018
6/30/2018
9/30/2018
12/31/2018
3/31/2019
6/30/2019
9/30/2019
12/31/2019
3/31/2020

Normalized FFO per Share [2]



$0.31
$0.32
$0.32
$0.32
$0.32
$0.32
$0.35
$0.35
$0.34
$0.34
12/31/2017
3/31/2018
6/30/2018
9/30/2018
12/31/2018
3/31/2019
06/30/2019
9/30/2019
12/31/209
3/31/2020

Normalized FFO [2]



$23,639
$24,105
$24,532
$25,840
$27,059
$27,937
$33,119
$33,590
$32,528
$32,308
12/31/2017
3/31/2018
6/30/2018
9/30/2018
12/31/2018
03/31/2019
06/30/2019
9/30/2019
12/31/2019
3/31/2020

Notes:

[1] Normalized FFO Payout Ratio represents dividends declared divided by Normalized FFO, in each case for the applicable quarter.

[2] See "Financials & Filings - Quarterly Results" on the Investors section of our website at http://investor.caretrustreit.com for a reconciliation of Normalized FFO and Normalized FFO per Share to the most directly comparable GAAP measure for the periods presented. *See "Glossary" for additional information.*

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Expertise. Partnership. Growth.

Glossary

Assisted Living Facilities ("ALFs")
Licensed healthcare facilities that provide personal care services, support and housing for those who need help with daily living activities, such as bathing, eating and dressing, yet require limited medical care. The programs and services may include transportation, social activities, exercise and fitness programs, beauty or barber shop access, hobby and craft activities, community excursions, meals in a dining room setting and other activities sought by residents. These facilities are often in apartment-like buildings with private residences ranging from single rooms to large apartments. Certain ALFs may offer higher levels of personal assistance for residents requiring memory care as a result of Alzheimer's disease or other forms of dementia. Levels of personal assistance are based in part on local regulations.

EBITDA
Net income before interest expense, income tax, depreciation and amortization and amortization of stock-based compensation.[1]

EBITDAR
Net income before interest expense, income tax, depreciation, amortization and rent, after applying a standardized management fee (5% of facility operating revenues).

EBITDAR Coverage
Aggregate EBITDAR produced by all facilities under a master lease (or other grouping) for the trailing twelve-month period ended December 31, 2019 divided by the base rent payable to CareTrust REIT under such master lease (or other grouping) for the same period; provided that if the master lease has been amended to change the base rent during or since such period, then the aggregate EBITDAR for such period is divided by the annualized monthly base rent currently in effect. In addition, we may exclude from coverage disclosures those facilities which are (i) classified as Held for Sale, (ii) temporarily on Special Focus Facility (SFF) status, (iii) undergoing significant renovations that necessarily result in a material reduction in occupancy, or (iv) have been acquired for or recently transferred to new operators for turnaround and are pre-stabilized.

EBITDARM
Earnings before interest expense, income tax, depreciation, amortization, cash rent, and a standardized management fee (5% of facility operating revenues).

EBITDARM Coverage
Aggregate EBITDARM produced by all facilities under a master lease (or other grouping) for the trailing twelve-month period ended December 31, 2019 divided by the base rent payable to CareTrust REIT under such master lease (or other grouping) for the same period; provided that if the master lease has been amended to change the base rent during or since such period, then the aggregate EBITDARM for such period is divided by the annualized monthly base rent currently in effect. In addition, we may exclude from coverage disclosures those facilities which are (i) classified as Held for Sale, (ii) temporarily on Special Focus Facility (SFF) status, (iii) undergoing significant renovations that necessarily result in a material reduction in occupancy, or (iv) have been acquired for or recently transferred to new operators for turnaround and are pre-stabilized.

Enterprise Value
Share price multiplied by the number of outstanding shares plus total outstanding debt minus cash, each as of a specified date.

Funds Available for Distribution ("FAD")
FFO, excluding straight-line rental income adjustments, amortization of deferred financing fees and stock-based compensation expense.[2]

Funds from Operations ("FFO")
Net income, excluding gains and losses from dispositions of real estate or other real estate, before real estate depreciation and amortization and real estate impairment charges. CareTrust REIT calculates and reports FFO in accordance with the definition and interpretive guidelines issued by the National Association of Real Estate Investment Trusts.[2]

Independent Living Facilities ("ILFs")
Also known as retirement communities or senior apartments, ILFs are not healthcare facilities. ILFs typically consist of entirely self-contained apartments, complete with their own kitchens, baths and individual living spaces, as well as parking for tenant vehicles. They are most often rented unfurnished, and generally can be personalized by the tenants, typically an individual or a couple over the age of 55. These facilities offer various services and amenities such as laundry, housekeeping, dining options/meal plans, exercise and wellness programs, transportation, social, cultural and recreational activities, and on-site security.

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Expertise. Partnership. Growth.

Glossary

Multi-Service Campus
Facilities that include a combination of Skilled Nursing beds and Seniors Housing units.

Normalized EBITDA
EBITDA, adjusted for certain income and expense items the Company does not believe are indicative of its ongoing results, such as certain acquisition costs, real estate impairment charges, provision for loans, provision for doubtful accounts and lease restructuring, property operating expenses and gains or losses from dispositions of real estate or other real estate.[1]

Normalized FAD
FAD, adjusted for certain income and expense items the Company does not believe are indicative of its ongoing results, such as certain provision for loans, provision for doubtful accounts and lease restructuring and property operating expenses.[2]

Normalized FFO
FFO, adjusted for certain income and expense items the Company does not believe are indicative of its ongoing results, and certain provision for loans, provision for doubtful accounts and lease restructuring and property operating expenses.[2]

Seniors Housing
Includes ALFs, ILFs, dedicated memory care facilities and similar facilities.

Skilled Nursing or Skilled Nursing Facilities ("SNFs")
Licensed healthcare facilities that provide restorative, rehabilitative and nursing care for people not requiring the more extensive and sophisticated treatment available at an acute care hospital or long-term acute care hospital. Treatment programs include physical, occupational, speech, respiratory, ventilator, and wound therapy.

Notes:
[1] EBITDA and Normalized EBITDA do not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company's liquidity or operating performance. EBITDA and Normalized EBITDA do not purport to be indicative of cash available to fund future cash requirements, including the Company's ability to fund capital expenditures or make payments on its indebtedness. Further, the Company's computation of EBITDA and Normalized EBITDA may not be comparable to EBITDA and Normalized EBITDA reported by other REITs.

[2] CareTrust REIT believes FAD, FFO, Normalized FAD, and Normalized FFO (and their related per-share amounts) are important non-GAAP supplemental measures of its operating performance. Because the historical cost accounting convention used for real estate assets requires straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time, even though real estate values have historically risen or fallen with market and other conditions. Moreover, by excluding items not indicative of ongoing results, Normalized FAD and Normalized FFO can facilitate meaningful comparisons of operating performance between periods and between other companies. However, FAD, FFO, Normalized FAD, and Normalized FFO (and their per-share amounts) do not represent cash flows from operations or net income attributable to shareholders as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company's liquidity or operating performance.

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Expertise. Partnership. Growth.